Prospectus supplement dated November 3, 2021
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The liquidation of the Ivy Variable Insurance Portfolios – Delaware Ivy Global Bond: Class II that was communicated in the October 13, 2021 supplement has been postponed until further notice.
As a result of the postponed liquidation, the following changes apply to the contract:
The following underlying mutual fund is only available in contracts for which good order applications were received before September 30, 2021:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Global Bond: Class II
Effective November 15, 2021, the following underlying mutual fund will no longer be available to receive transfers or new purchase payments:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Global Bond: Class II
PROS-0625
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